BARCLAYS GLOBAL INVESTORS FUNDS

LifePath Retirement Portfolio
LifePath 2010 Portfolio
LifePath 2020 Portfolio
LifePath 2030 Portfolio
LifePath 2040 Portfolio

Supplement dated March 19, 2004 to the
Statement of Additional Information dated March 15, 2004

Under the "Investments in the Underlying CoreAlpha Bond Master Portfolio" sub-section of the "Portfolio Securities" section of the statement of additional information for the LifePath Portfolios listed above, the following paragraph has been added:

Short Sales.

The Master Portfolio may make short sales of securities as part of its overall portfolio management strategies or to offset potential declines in long positions in similar securities. When the Master Portfolio makes a short sale, it sells a security to a broker or other institution that it is ultimately obligated to deliver to that entity. Following a short sale, the Master Portfolio purchases the same security to offset the short obligation. If the price of the security sold short increases between the time of the short sale and the time the Master Portfolio purchases the security sold short, the Master Portfolio would incur a loss; conversely, if the price of the security sold short declines, the Master Portfolio will realize capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. When making a short sale, the Master Portfolio must segregate liquid assets or otherwise cover its position. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If you have any questions regarding the information contained in this supplement, please call 1-877-BGI-1544 (1-877-244-1544).